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                       MAINSTAY VP SERIES FUND, INC.
                       Supplement dated May 30, 1997
       to the Statement of Additional Information dated May 1, 1997



      The following non-fundamental investment restrictions are deleted, and the remaining non-fundamental restrictions are re-numbered, as appropriate:

      1. With respect to each of the Portfolios, other than the Bond Portfolio, Growth Equity Portfolio and International Equity Portfolio the investment restrictions on page 7, as follows:

                (3) purchase securities of any issuer with a record of less than three years continuous operation, including predecessors, except obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities if such purchase would cause the investments of such Portfolio in all such issuers to exceed 5% of the value of the total assets of that Portfolio;

                (5) purchase warrants of any issuer, except on a limited basis when, as a result of such purchases by a Portfolio, no more than 2% of the value of the Portfolio s total assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, and no more than 5% of the value of the total assets of a Portfolio may be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by a Portfolio in units with or attached to debt securities;

                (7) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Director of the Fund or a member, officer, director or trustee of the investment advisers of the Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2 of 1%) of the securities (taken at market value) of such issuer and such individuals owning more than one-half of one percent (1/2 of 1%) of such securities together own beneficially more than 5% of such securities or both.
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      II.  With respect to the International Equity Portfolio the investment restrictions on page 8, as follows:

                (1) purchase or retain securities of any issuer if, to the knowledge of this Portfolio, any of the Directors or Officers of the Company, or any of the directors or officers of the Portfolio s investment adviser, individually own more than 1/2 of 1% of the outstanding securities of the issuer and together own beneficially more than 5% of such issuer s securities;

                (2) invest more than 5% of the value of its total assets in securities of issuers (other than issuers of Federal agency obligations) having a record, together with predecessors or unconditional guarantors, of less than three years;

                (8) purchase warrants, valued at the lower of cost or market, in excess of 5% of the Portfolio s net assets. Included within that amount, but not to exceed 2% of net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges (warrants acquired by the Portfolio in units or attached to securities are not subject to these restrictions).

      III. With respect to the Bond and Growth Equity Portfolios the investment restriction on page 9, as follows:

                (4) purchase interests in oil, gas or other mineral exploration or development programs, but the Portfolios may purchase securities of issuers who deal or invest in such programs.
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